UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 7, 2009

YUHE INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-83125	87-0569467
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

301 Hailong Street
Hanting District, Weifang, Shandong Province
The People’s Republic of China

+ 86 536 736 3688
(Address and telephone number of Registrant’s principal executive offices)

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Item 4.01                      Change in Registrant’s Certifying Accountant

The Audit Committee (“the Committee”) of the Board of Directors of Yuhe International, Inc. (“the Company”) has completed a process begun earlier this year to review the appointment of the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2009. The Committee invited several firms to participate in this process, including Child, Van Wagoner & Bradshaw, PLLC, the Company’s current Independent Registered Public Accounting Firm. Effective December 8, 2009, the Committee selected Grant Thornton, the China member firm of Grant Thornton International (“Grant Thornton”), as its Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2009. This item will be submitted for the input of shareholders during the Company’s 2009 Annual Shareholders Meeting.  The Committee’s selection of Grant Thornton to serve as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2009 has resulted in the dismissal of Child, Van Wagoner & Bradshaw, PLLC.

The change in Independent Registered Public Accounting Firm did not result from any dissatisfaction with the quality of professional services rendered by Child, Van Wagoner & Bradshaw, PLLC.

During the Company’s two most recent fiscal years ended December 31, 2007 and December 31, 2008, and any subsequent interim period through December 7, 2009, there were (i) no disagreements between the Company and Child, Van Wagoner & Bradshaw, PLLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Child, Van Wagoner & Bradshaw, PLLC, would have caused Child, Van Wagoner & Bradshaw, PLLC to make reference to the subject matter of the disagreement in their reports on the financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested that Child, Van Wagoner & Bradshaw, PLLC furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. That letter is attached as exhibit 16.1 to this Form 8-K.

During the Company’s two most recent fiscal years ended December 31, 2007 and December 31, 2008 and any subsequent interim period through December 7, 2009, neither the Company nor anyone on its behalf consulted Grant Thornton regarding the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the Company’s financial statements, or any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

 Item 9.01                                Financial Statements and Exhibits

EXHIBITS

16.1	Letter from Child, Van Wagoner & Bradshaw, PLLC dated December 7, 2009 to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Yuhe International, Inc.

Date: December 7, 2009	By:	/s/ Gao Zhentao
Gao Zhentao
Chief Executive Officer